November 2022

Company Presentation | November 2022 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Despite recent progress in the administration of vaccines, both the outbreak of recent variants, including Delta and Omicron, and the related containment and mitigation measures that have been put into place across the globe, have had and are likely to continue to have a serious adverse impact on the global economy and our business, the severity and duration of which are uncertain. Since late February 2020, we have experienced a significant decline in occupancy and RevPAR and we expect the occupancy and RevPAR reduction associated with COVID-19 to continue. The continued outbreak of the virus in the U.S. has and will continue to further reduce travel and demand at our hotels. The prolonged occurrence of the virus has resulted in health or other government authorities imposing widespread restrictions on travel or other market impacts. The hotel industry and our portfolio have and we expect will continue to experience the postponement or cancellation of a significant number of business conferences and similar events. At this time those restrictions are very fluid and evolving. We have been and will continue to be negatively impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us or the overall economic environment. In addition, one or more possible recurrences of COVID-19 case surges could result in further reductions in business and personal travel and could cause state and local governments to reinstate travel restrictions. We may also face increased risk of litigation if we have guests or employees who become ill due to COVID-19. As such, the full impact these restrictions may have on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact will be material. Additionally, the public perception of a risk of a pandemic or media coverage of these diseases, or public perception of health risks linked to perceived regional food and beverage safety has materially adversely affected us by reducing demand for our hotels. These events have resulted in a sustained, significant drop in demand for our hotels and could have a material adverse effect on us. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | November 2022 3 Experienced Management Team ▪ 24 years of hospitality experience ▪ 5 years with the Company ▪ 15 years with Morgan Stanley ▪ Cornell School of Hotel Administration BS ▪ University of Pennsylvania MBA ▪ 21 years of hospitality experience ▪ 18 years with the Company ▪ 3 years with ClubCorp ▪ CFA charter holder ▪ Southern Methodist University BBA ▪ 12 years of hospitality experience ▪ 7 years with the Company ▪ Prior experience with the Central Intelligence Agency and Northrop Grumman ▪ University of Texas BA ▪ University of Maryland MBA RICHARD J. STOCKTON Chief Executive Officer & President DERIC S. EUBANKS, CFA Chief Financial Officer CHRISTOPHER C. NIXON Executive Vice President & Head of Asset Management

Company Presentation | November 2022 4 BHR Positioned Ideally for Outperformance Lodging Industry Back Above Pre-pandemic Levels Attractive Portfolio Composition Recent Results & Developments Balance Sheet Strategy The Notary Hotel

Lodging Industry Back Above Pre-pandemic Levels All Time High Performance Continuing

Company Presentation | November 2022 6 87.3 95.5 98.0 99.8 100.5 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 Occupancy Index 83.2 107.7 113.8 119.5 123.4 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 RevPAR Index 95.3 112.8 116.1 119.7 122.9 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 ADR Index Industry RevPAR Expected to Exceed 2019 in 2022 Source: STR, 8/11/2022 U.S. KPIs, Indexed to 2019

Company Presentation | November 2022 7 Lodging REITs and Luxury Hotels are Favored in the Current Economic Environment Key Takeaways (1) Short-Term REIT Index includes Hospitality REITs; (2) Real NOI and real appreciation, as measured from 2000 to 2021 Source: Indexology® Blog; S&P Dow Jones Indices; CBRE Econometric Advisors, CBRE EA Q1 2022 21.9% 8.1% 27.3% -5.0% 24.0% 0.3% -0.9% 17.9% 7.6% 22.0% -13.1% 19.7% -0.8% -7.8% -21.0% -14.0% -7.0% 0.0% 7.0% 14.0% 21.0% 28.0% 35.0% Oct'01-Mar'02 May'03-Jul'03 Jun'05-Jun'06 Dec'08-Jun'09 Aug'10-Mar'11 Jul'12-Aug'13 Jul'16-Dec'16 REIT Index Performance During Rate Increases Short-Term REIT Index US Select REIT Index -4 -2 0 2 4 6 8 10 12 14 All US Economy Midscale Upper Midscale Upscale Upper Upscale Luxury A ss e t R e a l R e tu rn C o e ff ic ie n t Correlation of Asset Real Rate of Return to Inflation(2) 10-Year Rate Change (bps) 112 112 121 128 100 127 99 Luxury Hotels Should See Significant Outperformance During High Inflation Short-Term REITs(1) Consistently Outperform the Broad REIT Index During Rate Hikes

Company Presentation | November 2022 8 Urban Hotels Have Almost Fully Recovered from the Pandemic Source: CBRE Hotels Research, Kalibri Labs, Q2 2022, August 3rd, 2022 Data from 1/1/2020 – 6/30/2022 117% 97% 0% 20% 40% 60% 80% 100% 120% 140% RevPAR as a % of 2019 Resort Urban

Attractive Portfolio Composition Taking Advantage of Strategic Asset Class

High Quality Assets
with High Barriers to Entry

BRAEMAR
HOTELS & RESORTS


Key
Urban
Resort

Balanced Market Mix[1]


Urban
40%
Resort
60%

(1) By Number of Hotels

The Ritz-Carlton Lake Tahoe

Truckee, CA

Park Hyatt Beaver Creek

Beaver Creek, CO

Pier House Resort & Spa

Key West, FL

Bardessono

Yountville, CA

Hilton La Jolla Torrey Pines

La Jolla, CA

The Ritz-Carlton Reserve Dorado Beach

Dorado, PR

Hotel Yountville

Yountville, CA

The Ritz-Carlton Sarasota

Sarasota, FL

The Ritz-Carlton St. Thomas

St. Thomas, USVI

Marriott Seattle Waterfront

Seattle, WA

Sofitel Chicago Magnificent Mile

Chicago, IL

The Notary Hotel

Philadelphia, PA

Mr. C Beverly Hills

Beverly Hills, CA

The Clancy

San Francisco, CA

Capital Hilton

Washington, D.C.

Company Presentation | November 2022 | 10

Company Presentation | November 2022 11 Portfolio Resort Exposure Lifts Performance ADR Ramping Up(1) – Q3 2018 to Q3 2022 Occupancy Ramping Up(1) – Q3 2018 to Q3 2022 (1) Same-store data for the current 15 hotel assets held by BHR (with data for Mr. C and Dorado Beach starting in 2019) Resort: Bardessono; Hotel Yountville; Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach (data begins 2019 for Dorado Beach); Pier House; Hilton Torrey Pines; Park Hyatt Beaver Creek Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C (data begins 2019 for Mr. C) - 100 200 300 400 500 600 700 Q3'18 Q3'19 Q3'20 Q3'21 Q3'22 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q3'18 Q3'19 Q3'20 Q3'21 Q3'22 Key: Resort Urban Average

Company Presentation | November 2022 12 RevPAR(1) Ramping Up – Q3 2018 to Q3 2022 Key: Resort Urban Average Key Observations Urban properties are rapidly approaching 2019 RevPAR levels Resort properties continue to show high resiliency, recovering quickly and pushing RevPAR to new heights Average RevPAR sits well above 2019 levels (1) Same-store data for the current 15 hotel assets held by BHR (with data for Mr. C and Dorado Beach starting in 2019) - 50 100 150 200 250 300 350 400 450 Q3'18 Q3'19 Q3'20 Q3'21 Q3'22 Portfolio Resort Exposure Lifts Performance Resort: Bardessono; Hotel Yountville; Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach (data begins 2019 for Dorado Beach); Pier House; Hilton Torrey Pines; Park Hyatt Beaver Creek Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C (data begins 2019 for Mr. C)

Company Presentation | November 2022 13 Pier House Resort & Spa (1) In thousands Hotel EBITDA Rebounding Through Resorts

Company Presentation | November 2022 14 Ritz-Carlton Drives Q3 TTM Hotel EBITDA(1) Luxury Hotels Drive Q3 TTM Hotel EBITDA(1) (1) Comparable TTM as of 9/30/2022, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands. High Transient Demand Drives Q3 TTM Revenue(1) Strong Resort Revenue Drives Q3 TTM Results(1) High Exposure to Luxury Hotels and Resorts Ritz-Carlton: Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach; Independent: Bardessono, Pier House, Hotel Yountville, and Mr. C; Park Hyatt: Park Hyatt Beaver Creek; Marriott / Autograph: Marriott Seattle Waterfront, The Notary, and The Clancy; Hilton: Capital Hilton and Torrey Pines; Sofitel: Sofitel Chicago Magnificent Mile Luxury: Sofitel Chicago Magnificent Mile, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Bardessono, Pier House, Hotel Yountville, Mr. C, and Park Hyatt Beaver Creek; Upper Upscale: Capital Hilton, Torrey Pines, Marriott Seattle Waterfront, The Notary, and The Clancy Urban, 26% Resort, 74%Transient, 78% Group, 20% Contract, 2% Ritz-Carlton $92,702 Independent $39,956 Hilton $23,163 Marriott/ Autograph $22,195 Park Hyatt $12,909 Sofitel $6,842 $- $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 $105,000 Luxury $152,409 Upper Upscale $45,358 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000

Recent Results & Developments Solid Q3 Results Signal Potential For Sharp Recovery

Company Presentation | November 2022 16 Comparable Hotel Operating Results(1)(4) 2022 Q3 2021 Q3 % Variance 2021 2019 Q3 % Variance 2019 ADR $ 403 $ 396 2% $ 297 36% Occupancy 72% 61% 16% 81% (12)% RevPAR $ 288 $ 243 19% $ 242 19% Total Hotel Revenue(2) $ 162,225 $ 133,152 22% $ 132,367 23% Hotel EBITDA(2) $ 40,693 $ 27,560 48% $ 32,962 23% Hotel EBITDA Margin 25% 21% 4% 25% 0% (1) Includes: Bardessono; Hotel Yountville; Mr. C Beverly Hills; Pier House; Marriott Seattle Waterfront; Capital Hilton; Sofitel Chicago; Hilton Torrey Pines; The Clancy; The Notary Hotel; Park Hyatt Beaver Creek; Ritz-Carlton Lake Tahoe; Ritz-Carlton Sarasota; Ritz Carlton St. Thomas; Ritz-Carlton Reserve Dorado Beach (2) In thousands (3) As reported in Earnings Releases: 2017 as reported on 2/27/2019; 2018 as reported on 2/26/2020; 2019 as reported on 2/25/2021; 2020 and 2021 as reported on 2/24/2022; TTM Q3’22 as reported on 11/2/2022 (4) Due to the economic effects of the COVID-19 pandemic on the Company, the lodging industry and the broader economy, the information provided should not be relied upon as an accurate representation of the current or future financial condition or performance of the Company COMPARABLE HOTEL EBITDA(3)(4)COMPARABLE REVPAR(3)(4) RevPAR Recovers Significantly in Q3 $126.9 $136.7 $143.0 $13.9 $109.2 $197.8 $- $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 TTM Q3'22 (I n m ill io n s) $219 $226 $233 $101 $203 $299 $- $50 $100 $150 $200 $250 $300 $350 2017 2018 2019 2020 2021 TTM Q3'22

Company Presentation | November 2022 17 AFFO PER SHARE IS ROBUSTADJUSTED EBITDARE RECOVERING STRONGLY Quarter Highlights Full Year Highlights • Comparable RevPAR for all hotels increased 19% over the prior year quarter to $288. Comparable ADR increased 1.8% over the prior year quarter to $403 and Comparable Occupancy increased 16.5% over the prior year quarter to 71.5%. Compared to the third quarter of 2019, Comparable RevPAR was 19.2% higher, Comparable ADR was 35.7% higher, and Comparable Occupancy was 12.1% lower. • Adjusted EBITDAre was $34.0 million for the quarter, reflecting a growth rate of 56% over the prior year quarter, and 19.1% higher than what the Company reported in the third quarter of 2019. • Adjusted funds from operations (AFFO) was $0.16 per diluted share for the quarter. • Net loss attributable to common stockholders for the quarter was $(14.1) million or $(0.20) per diluted share. • Capex invested during the quarter was $16.6 million. Strong Performance Continues in Q3 2022 $111.1 $119.3 $121.5 $(4.5) $87.5 $162.7 $(20) $- $20 $40 $60 $80 $100 $120 $140 $160 $180 2017 2018 2019 2020 2021 TTM Q3'22 (I n m ill io n s) $0.50 $0.47 $0.10 $0.20 $0.49 $0.66 $0.44 $(0.85) $0.22 $0.43 $0.35 $0.29 $(0.29) $0.17 $0.16 $0.13 $0.27 $(0.24) $0.25 ($1.60) ($1.20) ($0.80) ($0.40) $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 2018 2019 2020 2021 2022 Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2022 18 BHR Acquisitions Performance -6.00% -3.00% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% 21.00% Q1'14 Q3'14 Q1'15 Q3'15 Q1'16 Q3'16 Q1'17 Q3'17 Q1'18 Q3'18 Q1'19 Q3'19 Q1'20 Q3'20 Q1'21 Q3'21 Q1'22 Q3'22 N O I / B o o k V a lu e Yield on Cost Key West Pier House RC St Thomas RC Sarasota Bardessono RC Lake Tahoe Hotel Yountville PH Beaver Creek Sofitel Chicago Current Avg. Yield on Cost: 11.2% 18.9% 17.5% 14.7% 13.3% 6.9%-7.6% 3.5% Note: Yield on Cost is calculated as TTM NOI (EBITDA less FF&E Reserve) divided by Gross Book Value (Net Book Value plus Accumulated Depreciation and Capital Expenditures)

Company Presentation | November 2022 19 TRANSACTION OVERVIEW • Total All-In Consideration: $267.8M, a 15.2x 2021 EBITDA Multiple • Hotel acquisition price of $250M • Development Site Purchase Price: $17.8M • $100.0M of mortgage debt (~37% LTC) planned post closing, and $167.8M cash (funded from available excess cash) • Announced on November 1st, 2022 Property Overview Number of Rooms 210 Meeting Space (S.F.) 35,900 Location Scottsdale, Arizona Built 1999 Last Renovation 2016-2021 Fee Simple 37.6 Acre Site Transaction includes 5.7 acres of undeveloped land 9K S.F. Spa with 14 Treatment Rooms, 2 Tennis Courts, Bi-Level Pool, 4 Food & Beverage Outlets, Managed by Four Seasons (2x 20-Year Renewal Terms) The Four Seasons Scottsdale Aug’22 TTM RevPAR $423 2021 Cap Rate 5.7% Price Per Key $1.3M Unlevered IRR ~11% Potentially Accretive New Acquisition (1) Inclusive of the 4 food and beverage outlets, 9K SF spa with 14 treatment rooms, bi-level pool, 35K SF of meeting space, and 2 tennis courts

Balance Sheet Strategy Maintain Liquidity, Monitor Leverage, Navigate Recovery

Company Presentation | November 2022 21 Current Liquidity Fuels Growth $354.8MCASH & CASH EQUIVALENTS $51.8MRESTRICTED CASH TOTAL CASH $428.3M CASH POSITION(1) Notes: (1) As of 9/30/22; (2) YTD Q3 2022; (3) Excludes amortization payments $133.3MADJ. EBITDARE POSITIVE YTD OPERATING CASH FLOW(2) CASH FLOW ~$53.7M $21.7MDUE FROM 3RD PARTY MANAGERS ($36.5M) Ritz-Carlton Sarasota CAPEX ($13.4M)PREFERRED DIVIDENDS ($29.7M)DEBT SERVICE(3)

Company Presentation | November 2022 22 Laddered debt maturities(1)(2) (1) As of 09/30/2022 (2) Assumes extension options are exercised. There can be no guaranty that extension options are exercisable on or before maturity. In the event one or more extensions are not exercisable we will be subject to the prevailing conditions of the debt markets at that time, which could result in increased or decreased borrowing cost or the inability to borrow at all. In such case, our ability to repay the amounts owed under the debt arrangements may not be feasible or could have a negative impact on our financial performance Note: The use of debt potentially increases BHR’s returns, as well as the risk of losses associated with the investment 2023NEXT HARD DEBT MATURITY 5.5%WEIGHTED AVG. INTEREST RATE(1) Weighted Average Interest Rate(1) • Delever to 35% Net Debt to Gross Assets • Hold 10% of Gross Debt Balance as cash on the balance sheet • Floating-rate debt provides a natural hedge to hotel cash flows and increases flexibility in various economic environments • Proactive strategy to opportunistically refinance loans and extend maturities • Long-standing lender relationships Conservative Leverage Strategy With No Significant Near-Term Debt Maturities Overview 5.0% 4.0% 2.5% 2.7% 5.5% 0% 1% 2% 3% 4% 5% 6% 2018 2019 2020 2021 2022 $189.0 $401.5 $435.0 $140.3 $70.5 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2022 2023 2024 2025 2026 2027 (i n m il li o n s)

Company Presentation | November 2022 23 3.7%WEIGHTED AVERAGE STRIKE(2) July 23WEIGHTED AVERAGE EXPIRATION DATE(2) Summary of Positions(3) • Braemar currently holds $860.5M in interest rate caps with strikes ranging from 2.0% - 4.0% • The caps range in agreement end date, with the latest expiration date in Q3 2024 • According to the current forward curve(1), all currently owned caps are projected to pay out • 77% of Braemar’s total debt is either at a fixed interest rate or is capped at / below a 4% LIBOR / SOFR strike(2) • Braemar plans to continue to purchase interest rate caps and hedge against further interest rate increases Hedged Against the Market Interest Rate Caps Protect Against Rising Rates Overview (1) Assumes current LIBOR forward curve as provided by Chatham Financial as of 10/27/2022 (2) As of 11/1/22 (3) Positions shown as of 9/30/22 Strike Rate $ Amount Effective Date Expiration Date 2.0% 30,000,000 Aug-21 Aug-24 3.5% 40,000,000 Aug-22 Aug-23 3.5% 51,000,000 May-22 May-23 3.5% 54,500,000 Aug-21 Jan-23 3.5% 70,500,000 Feb-22 Feb-24 3.5% 80,000,000 Oct-21 Oct-22 3.5% 80,000,000 Oct-22 Oct-23 3.5% 100,000,000 Aug-21 Apr-23 4.0% 65,000,000 Jun-22 Jun-23 4.0% 370,000,000 Jun-22 Jun-23

Company Presentation | November 2022 24 Highly Aligned Management Team Management has significant personal wealth invested in the Company8.4% Insider ownership 1.9x higher than public lodging REIT industry average1.9x Total dollar value of insider ownership (as of 10/31/2022)$33.2M REIT Avg includes: AHT, HT, APLE, CLDT, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: Peer information (excluding AHT) from latest proxy filings (as of 08/05/2022) Note: Insider equity ownership for AHT and BHR based on current ownership amounts and includes interests of officers and directors as well as certain related parties Highly-aligned management team is among highest insider equity ownership of publicly- traded Hotel REITs 20.8% 8.4% 6.8% 5.2% 5.1% 4.4% 2.9% 2.4% 2.4% 1.9% 1.6% 1.4% 1.2% 1.1% 0% 6% 12% 18% 24% HT BHR APLE CLDT AHT Peer Avg. INN XHR RLJ PEB SHO DRH HST PK

Company Presentation | November 2022 25 Key Takeaways COVID is Over; All Time High Performance Continuing Attractive Portfolio Composition Focus on Growth Solid Balance Sheet and Liquidity The Notary Hotel

Appendix

Company Presentation | November 2022 27 Indebtedness

Company Presentation | November 2022 28 Indebtedness

Company Presentation | November 2022 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2022 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA 2019 2019 2019 2019 December 31, 2019 4th Q uarter 3rd Q uarter 2nd Q uarter 1st Q uarter TTM Net income (loss) 31,806$ 9,410$ 12,828$ 16,800$ 70,844$ Non-property adjustments (26,320) 1,441 (9) — (24,888) Interest income (69) (79) (77) (62) (287) Interest expense 5,210 4,829 4,965 4,856 19,860 Amortizaton of loan costs 309 229 209 345 1,092 Depreciation and amortization 18,310 16,831 18,474 16,686 70,301 Income tax expense (benefit) (173) (78) 422 115 286 Non-hotel EBITDA ownership expense 1,277 1,048 1,395 1,279 4,999Hotel EBITDA including amounts attributable to noncontrolling interest 30,350 33,631 38,207 40,019 142,207 Non-comparable adjustments (44) 10 161 705 832 Net income (loss) 30,306$ 33,641$ 38,368$ 40,724$ 143,039$

Company Presentation | November 2022 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2022 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2022 33 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2022 34 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2022 35 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2022 36 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | November 2022 37 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | November 2022 38 Reconciliation of Net Income (Loss) to Adjusted FFO Q3 In thousands except per share amounts Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2022 39 Reconciliation of Net Income (Loss) to Adjusted FFO Q2 In thousands except per share amounts Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2022 40 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2022 41 Reconciliation of Net Income (Loss) to Adjusted FFO Q4 In thousands except per share amounts Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.